                                                                  [Pioneer logo]

Pioneer
Small Company
Fund

-------------------------
SEMIANNUAL REPORT 4/30/99
-------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         16

Notes to Financial Statements                22

Report of Independent Public Accountants     27

Trustees, Officers and Service Providers     28

The Pioneer Family of Mutual Funds           29

Pioneer Small Company Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 4/30/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Small Company Fund, covering the six months ended April 30, 1999. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

Amid much fanfare, in March the Dow Jones Industrial Average roared above 10,000 for the first time in its 103-year history. Although considered a momentous event by some, in actuality the Dow measures the progress of only 30 large company stocks. Most other stocks have not participated in this explosive rise, but languished in 1998 and early 1999. That may be starting to change, however. Even as the Dow pushed on toward 11,000 in April, prices of smaller, value-oriented stocks noticeably improved. This is welcome news for investors of the Fund.

For those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund will hold a portfolio of several bond sectors, such as high yield, international and U.S. investment grade.

To receive a prospectus for the Fund - which you should read carefully before you invest or send any money - or if you have questions regarding Pioneer Small Company Fund, please contact your investment professional. Or call Pioneer at 1-800-225-6292. You can also visit Pioneer's web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.
    John F. Cogan, Jr.
    Chairman and President

Pioneer Small Company Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 4/30/99
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

-----------------------------[PIE CHART]----------------------------------------

                        U.S. Common Stocks 92%
                        International Common Stocks 5%
                        Short-Term Cash Equivalents 3%

----------------------------[END PIE CHART]-------------------------------------

S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

-----------------------------[PIE CHART]----------------------------------------

                           Financial 19%
                           Technology 17%
                           Capital Goods 14%
                           Consumer Cyclicals 13%
                           Consumer Staples 12%
                           Basic Materials 11%
                           Energy 6%
                           Healthcare 3%
                           Transportation 3%
                           Other 2%

----------------------------[END PIE CHART]-------------------------------------

1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

1. Anacomp, Inc.                5.20%     6. The Learning Company, Inc.    2.51%
2. Morrison Knudsen Corp.       3.79      7. U.S. Industries, Inc.         2.39
3. John H. Harland Co.          3.26      8. Plains Resources, Inc.        2.33
4. Capital RE Corp.             3.08      9. Louis Dreyfus Natural Gas     2.22
                                             Corp.
5. Uniroyal Technology Corp.    2.77     10. Leucadia National Corp.       1.93

Fund holdings will vary for other periods.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/99                                        CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/99         10/31/98
                           $ 10.57         $ 10.68

Distributions per Share    Income          Short-Term          Long-Term
(10/31/98 - 4/30/99)       Dividends       Capital Gains       Capital Gains
                                -               -              $ 0.405

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

  Average Annual Total Returns
  (As of April 30, 1999)

                               Net Asset   Public Offering
  Period                         Value         Price*
  Life-of-Fund                   9.04%         7.20%
  (11/2/95)
  1 Year                        -23.83        -28.21

---------------------------[MOUNTAIN CHART]-------------------------------------
Growth of $10,000+

                                     Russell       Pioneer
                                       2000     Small Company
                                      Index          Fund*
                   11/30/95           10000          9425
                                      10253          9860
                   4/96               11365         11383
                                      10339         10908
                   10/96              11192         11338
                                      12198         12600
                   4/97               11373         11638
                                      13792         13966
                   10/97              14476         14726
                                      14402         13921
                   4/98               16193         15868
                                      14108         14020
                   10/98              12759         11753
                                      14448         12395
                   4/99               14693         12087

------------------------[END MOUNTAIN CHART]------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/99                           CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/99         10/31/98
                           $ 10.29         $ 10.44

Distributions per Share    Income          Short-Term          Long-Term
(10/31/98 - 4/30/99)       Dividends       Capital Gains       Capital Gains
                                 -               -              $ 0.405

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

Average Annual Total Returns
(As of April 30, 1999)

                  If         If
Period           Held     Redeemed*
Life-of-Fund     8.29%      7.58%
(11/2/95)
1 Year          -24.31     -27.22

---------------------------[MOUNTAIN CHART]-------------------------------------
Growth of $10,000+

                                     Russell       Pioneer
                                       2000     Small Company
                                      Index          Fund*
                   11/30/95           10000         10000
                                      10253         10442
                   4/96               11365         12036
                                      10339         11504
                   10/96              11192         11941
                                      12198         13238
                   4/97               11373         12199
                                      13792         14624
                   10/97              14476         15389
                                      14402         14524
                   4/98               16193         16522
                                      14108         14570
                   10/98              12759         12198
                                      14448         12833
                   4/99               14693         12213

------------------------[END MOUNTAIN CHART]------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/99                           CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/99         10/31/98
                           $ 10.27         $ 10.44

Distributions per Share    Income          Short-Term          Long-Term
(10/31/98 - 4/30/99)       Dividends       Capital Gains       Capital Gains
                                -               -              $ 0.405

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

Average Annual Total Returns
(As of April 30, 1999)

                                If         If
Period                         Held     Redeemed*
Life-of-Fund                   5.64%      5.64%
(1/31/96)
1 Year                        -24.51     -24.51


---------------------------[MOUNTAIN CHART]-------------------------------------
Growth of $10,000

                                     Russell       Pioneer
                                       2000     Small Company
                                      Index          Fund*
                   1/31/96            10000         10000
                   4/96               11085         11526
                                      10084         11026
                   10/96              10916         11435
                                      11897         12687
                   4/97               11092         11692
                                      13452         14005
                   10/97              14119         14747
                                      14047         13918
                   4/98               15793         15832
                                      13761         13952
                   10/98              12444         11681
                                      14092         12289
                   4/99               14331         11951

------------------------[END MOUNTAIN CHART]------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/99
--------------------------------------------------------------------------------

In the following discussion, Theresa Hamacher discusses the market environment and Pioneer Small Company Fund's strategy for the six months ending April 30, 1999. An investment professional for more than 15 years, Ms. Hamacher is Pioneer's chief investment officer and oversees the team responsible for the Fund's daily management.

Q: Large stocks continued to perform best. How did small-cap value stocks fare over the six-month period?

A: It was a very difficult period for small stocks overall, and small-cap value stocks had an even tougher time. In fact, the difference in returns for small growth and small value stocks was huge. While the Fund's benchmark, the Russell 2000 Index, generated a total return of 15.16%, the growth component of the Index returned 25.74%, far above the value component's 4.39% return. This disparity between growth and value continued through the beginning of 1999. But in the last two months, the market shifted and the performance of value stocks and the Fund improved.

Q: How did Pioneer Small Company Fund perform?

A: The Fund's Class A shares posted a 2.84% return, Class B shares 2.51% and
   Class C shares 2.32%, all at net asset value. In comparison, the average small-cap mutual fund returned 14.68%, as tracked by Lipper Inc. (Lipper is an independent research firm that tracks mutual fund performance.)

   The main factor in the Fund's underperformance was its value orientation. While there are periods of time when the market does not recognize the opportunities we see in small value stocks, we believe investors will be well-served over the long term by sticking with our strategy.

Q: Why have small-company value stocks had such a tough time?

A: Two main reasons. First, large 'mega cap' stocks were the main drivers of the stock market. Smaller stocks had trouble gaining investors attention. In addition, when the market rebounded during the last three

Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   months of 1998, growth stocks were the place to be. On the other hand value stocks languished--not performing as well. The momentum behind large growth stocks was exemplified by the booming Internet sector. Although many Internet stocks have produced extraordinary short-term results, we tend to focus on companies with earnings and whose future prospects are more predictable.

Q: What contributed to, or hurt, performance over the period?

A: The Fund's largest holding, Anacomp, was also one of the best performing stocks in the portfolio. Technology companies Signal Technology and In Focus Systems also performed well. Our restaurant holdings Luby's Cafeterias and Uno Restaurant showed strong results for the period.

   The most disappointing group for the portfolio was the basic materials area. Alico, BWay and Uniroyal Technology were among those with negative returns. Long-time holding Jan Bell Marketing also suffered during the period after the company lost a large account.

Q: Where are you finding value?

A: Recently, we've been emphasizing industries that are fairly cyclical, such as basic materials, capital goods and energy. We think stocks in these sectors will benefit from the renewed strength in the global economy. Technology is an area we expanded after stock prices dropped to very attractive levels.

   Financial stocks now make up about a fifth of the portfolio, compared to only 4% six months ago. Surprisingly, the Fund is still modestly underweighted in this area, relative to the Russell 2000 Index. Many new financial holdings are real estate investment trusts, and we are pleased they have performed well so far. We also added to some interest-rate sensitive sectors, including utilities, although these, too, remain a smaller position than in the Index.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/99                           (continued)
--------------------------------------------------------------------------------

Q: What is your outlook for small-cap stocks and the Fund?

A: We are very enthusiastic about the prospects for small companies, especially since we believe the economy will remain strong. Over the last year, large company stocks, as measured by the Standard & Poor's 500 Index, outperformed small stocks by an extraordinary margin of 31 percentage points. As a result, valuations for small-cap stocks relative to large-cap stocks are now very attractive.

   We continue to focus on financially sound companies with strong franchises. Last year's momentum-driven market unfairly punished many of these companies' stocks. We believe the Fund is well positioned and are encouraged by the performance of portfolio holdings since smaller stocks began to attract investors' attention. We think we may be seeing the start of a market shift as investors look to a more fundamental approach to selecting stocks, but only time will tell. As we've said in the past, regardless of the timing of any turn in the market, we think small company value stocks have an important place in a long-term investor's portfolio.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99
--------------------------------------------------------------------------------

Shares                                                       Value
            COMMON STOCKS - 96.9%
            Basic Materials - 10.9%
            Agricultural Products - 0.6%
100,000     Alico, Inc.                                 $    1,625,000
                                                        --------------
            Chemicals (Specialty) - 2.7%
836,600     Uniroyal Technology Corp.*+                 $    7,058,813
                                                        --------------
            Containers & Packaging (Paper) - 1.5%
260,200     BWay Corp.*                                 $    3,903,000
                                                        --------------
            Gold & Precious Metals Mining - 2.5%
496,000     Cambior, Inc.                               $    2,015,000
150,000     Euro-Nevada Mining Corp.                         2,566,872
 75,000     Stillwater Mining Co.*                           2,123,438
                                                        --------------
                                                        $    6,705,310
                                                        --------------
            Iron & Steel - 1.1%
209,500     Schnitzer Steel Industries, Inc.            $    2,998,469
                                                        --------------
            Metals Mining - 1.7%
504,900     Inco, Ltd. (VBN Shares)                     $    4,400,515
                                                        --------------
            Paper & Forest Products - 0.8%
 62,000     Chesapeake Corp.                            $    2,015,000
                                                        --------------
            Total Basic Materials                       $   28,706,107
                                                        --------------
            Capital Goods - 13.6%
            Engineering & Construction - 3.7%
887,600     Morrison Knudsen Corp.*                     $    9,652,650
                                                        --------------
            Manufacturing (Diversified) - 2.3%
328,000     U.S. Industries, Inc.                       $    6,088,500
                                                        --------------
            Manufacturing (Specialized) - 1.6%
479,200     The York Group, Inc.+                       $    4,282,850
                                                        --------------
            Metal Fabricators - 0.3%
109,000     Keystone Consolidated Industries, Inc.*     $      742,563
                                                        --------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Small Company Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99                                      (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
               Office Equipment & Supplies - 5.7%
  814,120      Anacomp, Inc.*+                                 $   13,229,450
  165,600      Nashua Corp.*                                        1,780,200
                                                               --------------
                                                               $   15,009,650
                                                               --------------
               Total Capital Goods                             $   35,776,213
                                                               --------------
               Communication Services - 0.8%
               Telecommunications - 0.8%
  284,556      Salient 3 Communications Inc.*+                 $    2,169,739
                                                               --------------
               Total Communication Services                    $    2,169,739
                                                               --------------
               Consumer Cyclicals - 12.4%
               Consumer (Jewelry, Novelties & Gifts) - 2.9%
  153,700      Enesco Group, Inc.                              $    3,227,700
1,418,200      Jan Bell Marketing, Inc.*                            4,343,237
                                                               --------------
                                                               $    7,570,937
                                                               --------------
               Hardware & Tools - 1.7%
  162,500      WD-40 Co.                                       $    4,346,875
                                                               --------------
               Leisure Time (Products) - 1.2%
   96,000      Huffy Corp.                                     $    1,278,000
   50,000      Polaris Industries, Inc.                             1,884,375
                                                               --------------
                                                               $    3,162,375
                                                               --------------
               Retail (Computers & Electronics) -  0.8%
  200,000      InterTAN, Inc.*                                 $    2,175,000
                                                               --------------
               Retail (Home Shopping) - 2.8%
  175,900      Blair Corp.                                     $    3,210,175
  252,500      Micro Warehouse, Inc.*                               4,276,719
                                                               --------------
                                                               $    7,486,894
                                                               --------------
               Retail (Specialty) - 0.7%
  646,000      Jenny Craig, Inc.*                              $    1,857,250
                                                               --------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                         Value
            Textiles (Apparel) -  2.3%
498,000     Chic by H.I.S., Inc.*+                        $    1,587,375
100,000     Nautica Enterprises, Inc.*                         1,356,250
256,800     The Stride Rite Corp.                              3,001,350
                                                          --------------
                                                          $    5,944,975
                                                          --------------
            Total Consumer Cyclicals                      $   32,544,306
                                                          --------------
            Consumer Staples - 12.1%
            Beverages (Non-Alcoholic) - 0.0%
 11,236     Buenos Aires Embotelladora SA (A.D.R.)*       $            0
                                                          --------------
            Foods - 2.8%
350,000     Chiquita Brands International, Inc.           $    3,500,000
400,000     Maple Leaf Foods, Inc.                             3,566,529
 41,486     WLR Foods, Inc.                                      274,845
                                                          --------------
                                                          $    7,341,374
                                                          --------------
            Household Products (Non-Durables) - 1.9%
885,800     EKCO Group, Inc.*                             $    2,989,575
 58,800     National Presto Industries, Inc.                   2,054,325
                                                          --------------
                                                          $    5,043,900
                                                          --------------
            Restaurants - 3.0%
 90,000     Cheesecake Factory, Inc.*                     $    2,520,000
275,000     Luby's Cafeterias, Inc.                            4,606,250
100,000     Uno Restaurant Corp.*                                787,500
                                                          --------------
                                                          $    7,913,750
                                                          --------------
            Retail Stores (Drug Stores) - 0.1%
 67,500     Phar-Mor, Inc.*                               $      295,313
                                                          --------------
            Services (Facilities & Environment) - 0.9%
190,600     Dames & Moore Group                           $    2,239,550
                                                          --------------
            Services (Rentals) - 0.2%
 29,700     Dollar Thrifty Automotive Group, Inc.*        $      553,162
                                                          --------------
            Specialty Printing - 3.2%
500,000     John H. Harland Co.                           $    8,281,250
                                                          --------------
            Total Consumer Staples                        $   31,668,299
                                                          --------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Small Company Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99                                      (continued)
--------------------------------------------------------------------------------

Shares                                                             Value
               Energy - 5.8%
               Oil & Gas (Exploration/Production) - 5.8%
  352,300      Forest Oil Corp.*                              $    3,523,000
  295,500      Louis Dreyfus Natural Gas Corp.*                    5,651,438
  347,500      Plains Resources, Inc.*                             5,929,219
                                                              --------------
               Total Energy                                   $   15,103,657
                                                              --------------
               Financial - 18.0%
               Banks (Regional) - 1.3%
   48,800      CNB Bancshares Inc.                            $    2,070,950
   50,000      Commercial Federal Bank Corp.                       1,212,500
                                                              --------------
                                                              $    3,283,450
                                                              --------------
               Financial (Diversified) - 7.3%
  100,000      Camden Property Trust                          $    2,700,000
  150,000      FelCor Suite Hotels, Inc.                           3,590,625
  160,000      Leucadia National Corp.*                            4,920,000
  125,000      MGI Properites, Inc.                                3,453,125
   15,900      Reckson Associates Realty Corp.                       357,750
1,006,000      Transmedia Network Inc.*+                           4,212,625
                                                              --------------
                                                              $   19,234,125
                                                              --------------
               Insurance (Life/Health) - 1.7%
  200,700      American Annuity Group, Inc.                   $    4,415,400
                                                              --------------
               Insurance (Property/Casualty) - 4.3%
  400,000      Capital RE Corp.                               $    7,825,000
   60,000      Financial Security Assurance Holdings Ltd.          3,427,500
                                                              --------------
                                                              $   11,252,500
                                                              --------------
               Savings & Loan Companies - 3.4%
   85,000      Queens County Bancorp, Inc.                    $    2,985,625
  180,000      Staten Island Bancorp, Inc.                         3,251,250
   90,000      Webster Financial Corp.                             2,767,500
                                                              --------------
                                                              $    9,004,375
                                                              --------------
               Total Financial                                $   47,189,850
                                                              --------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
            Healthcare - 3.0%
            Healthcare (Hospital Management) - 0.5%
 25,000     Universal Health Services Inc. (Class B)*            $    1,295,312
                                                                 --------------
            Healthcare (Managed Care) - 1.2%
100,000     Trigon Healthcare, Inc.*                             $    3,175,000
                                                                 --------------
            Healthcare (Medical Products/Supplies) - 1.3%
220,000     Haemonetics Corp.*                                   $    3,451,250
                                                                 --------------
            Total Healthcare                                     $    7,921,562
                                                                 --------------
            Technology - 16.5%
            Communications Equipment - 1.8%
565,000     PictureTel Corp.*                                    $    4,661,250
                                                                 --------------
            Computers (Peripherals) - 2.4%
100,000     Hutchinson Technology Inc.*                          $    2,206,250
390,000     In Focus Systems, Inc.*                                   4,046,250
                                                                 --------------
                                                                 $    6,252,500
                                                                 --------------
            Computers (Software & Services) - 4.3%
 40,000     Check Point Software Technologies Ltd.*              $    1,410,000
135,000     Platinum Technology International Inc.*                   3,442,500
205,700     The Learning Company, Inc.*                               6,376,700
 39,000     WorkGroup Technology Corp.*                                  53,625
                                                                 --------------
                                                                 $   11,282,825
                                                                 --------------
            Electronics (Component Distributors) - 2.7%
 32,500     Espey Manufacturing & Electronics Corp.              $      414,375
631,700     Signal Technology Corp.*+                                 3,434,869
240,000     Smart Modular Technologies Inc.*                          3,210,000
                                                                 --------------
                                                                 $    7,059,244
                                                                 --------------
            Electronics (Semiconductors) - 1.7%
 75,000     Dallas Semiconductor Corp.                           $    3,187,500
 98,000     Varian Semiconductor Equipment Associates, Inc.*          1,274,000
                                                                 --------------
                                                                 $    4,461,500
                                                                 --------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Small Company Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                   Value
                      Equipment (Semiconductors) - 2.8%
        150,000       BMC Industries, Inc.                          $    1,340,625
         75,000       Cymer, Inc.*                                       1,368,750
         75,000       DuPont Photomasks, Inc.*                           3,281,250
         35,000       Veeco Instruments Inc.*                            1,347,500
                                                                    --------------
                                                                    $    7,338,125
                                                                    --------------
                      Services (Data Processing) - 0.8%
        377,200       National Processing, Inc.*                    $    2,216,050
                                                                    --------------
                      Total Technology                              $   43,271,494
                                                                    --------------
                      Transportation - 2.9%
                      Air Freight - 1.7%
        500,000       Pittston BAX Group                            $    4,468,750
                                                                    --------------
                      Airlines - 0.8%
        100,000       America West Holdings Corp. (Class B)*        $    2,087,500
                                                                    --------------
                      Railways - 0.4%
         60,000       Yellow Corp.*                                 $    1,065,000
                                                                    --------------
                      Total Transportation                          $    7,621,250
                                                                    --------------
                      Utilities - 0.9%
        225,000       Unisource Energy Corp.*                       $    2,432,813
                                                                    --------------
                      Total Utilities                               $    2,432,813
                                                                    --------------
                      TOTAL COMMON STOCKS
                      (Cost $256,759,261)                           $  254,405,290
                                                                    --------------
Principal
Amount
                      TEMPORARY CASH INVESTMENT - 3.1%
                      Commercial Paper - 3.1%
     $8,253,000       Exxon Asset Management Co., 4.92%, 5/3/99     $    8,253,000
                                                                    --------------
                      TOTAL TEMPORARY CASH INVESTMENT
                      (Cost $8,253,000)                             $    8,253,000
                                                                    --------------
                      TOTAL INVESTMENT IN SECURITIES - 100%
                      (Cost $265,012,261) (a)                       $  262,658,290
                                                                    ==============

14    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*   Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At April 30,1999, the net unrealized loss on investments based on cost for federal income tax purposes of $265,012,261 was as follows:

        Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                     $33,161,918
        Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                     (35,515,889)
                                                                        -----------
        Net unrealized loss                                             $(2,353,971)
                                                                        ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1999, aggregated $98,356,119 and $166,266,318, respectively.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Small Company Fund
--------------------------------------------------------------------------------
BALANCE SHEET 4/30/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including temporary cash
   investment of $8,253,000) (cost $265,012,261)        $262,658,290
  Cash                                                           745
  Receivables -
   Investment securities sold                              5,552,926
   Fund shares sold                                          108,625
   Dividends and interest                                    209,882
  Organizational costs - net                                  14,435
  Other                                                        3,653
                                                        -------------
    Total assets                                        $268,548,556
                                                        -------------
LIABILITIES:
  Payables -
   Investment securities purchased                      $  3,021,625
   Fund shares repurchased                                 1,102,111
  Due to affiliates                                          449,629
  Accrued expenses                                            51,137
                                                        -------------
    Total liabilities                                   $  4,624,502
                                                        -------------
NET ASSETS:
  Paid-in capital                                       $297,100,483
  Accumulated net investment loss                         (1,001,597)
  Accumulated net realized loss on investments           (29,820,861)
  Net unrealized loss on investments                      (2,353,971)
                                                        -------------
    Total net assets                                    $263,924,054
                                                        =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $128,108,419/12,119,963 shares)     $      10.57
                                                        =============
  Class B (based on $127,718,197/12,414,049 shares)     $      10.29
                                                        =============
  Class C (based on $8,097,438/788,105 shares)          $      10.27
                                                        =============
MAXIMUM OFFERING PRICE:
  Class A                                               $      11.21
                                                        =============

16    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7,926)        $1,701,086
  Interest                                                      413,895
                                                             ----------
    Total investment income                                                  $  2,114,981
                                                                             ------------
EXPENSES:
  Management fees                                            $1,311,894
  Transfer agent fees
   Class A                                                      352,388
   Class B                                                      319,093
   Class C                                                       23,515
  Distribution fees
   Class A                                                      173,421
   Class B                                                      762,391
   Class C                                                       51,019
  Administrative fees                                            67,635
  Custodian fees                                                 27,493
  Registration fees                                              14,845
  Professional fees                                              18,377
  Printing                                                       12,715
  Organizational costs                                            4,856
  Fees and expenses of nonaffiliated trustees                    14,838
  Miscellaneous                                                   7,583
                                                             ----------
  Total expenses                                                             $  3,162,063
   Less fees paid indirectly                                                      (45,485)
                                                                             ------------
   Net expenses                                                              $  3,116,578
                                                                             ------------
    Net investment loss                                                      $ (1,001,597)
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments (including net gain of
    $925,855 from affiliated companies)                                      $(29,817,957)
  Change in net unrealized loss on investments                                 37,349,803
                                                                             ------------
  Net gain on investments                                                    $  7,531,846
                                                                             ------------
  Net increase in net assets resulting from operations                       $  6,530,249
                                                                             ============


The accompanying notes are an integral part of these financial statements.   17

Pioneer Small Company Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/99 and the Year Ended 10/31/98

                                                             Six Months
                                                                Ended            Year Ended
                                                               4/30/99            10/31/98
FROM OPERATIONS:
Net investment loss                                         $ (1,001,597)      $  (4,281,195)
Net realized gain (loss) on investments                      (29,817,957)         12,637,156
Change in net unrealized gain or loss on investments          37,349,803        (104,048,427)
                                                            ------------       -------------
 Net increase (decrease) in net assets resulting from
   operations                                               $  6,530,249       $ (95,692,466)
                                                            ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.41 and $1.83 per share, respectively)         $ (5,859,412)      $ (29,848,737)
  Class B ($0.41 and $1.83 per share, respectively)           (6,344,415)        (32,228,495)
  Class C ($0.41 and $1.83 per share, respectively)             (440,438)         (2,149,245)
                                                            ------------       -------------
    Total distributions to shareholders                     $(12,644,265)      $ (64,226,477)
                                                            ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 31,155,196       $  79,726,950
Reinvestment of distributions                                 10,988,813          55,328,290
Cost of shares repurchased                                  (120,436,472)       (164,397,741)
                                                            ------------       -------------
  Net decrease in net assets resulting from
   fund share transactions                                  $(78,292,463)      $ (29,342,501)
                                                            ------------       -------------
  Net decrease in net assets                                $(84,406,479)      $(189,261,444)
NET ASSETS:
Beginning of period                                          348,330,533         537,591,977
                                                            ------------       -------------
End of period (including accumulated net investment loss
  of $1,001,597 and $0, respectively)                       $263,924,054       $ 348,330,533
                                                            ============       =============

CLASS A                            '99 Shares     '99 Amount       '98 Shares    '98 Amount
Shares sold                         2,015,202    $ 21,511,905       3,506,941   $ 43,713,957
Reinvestment of distributions         524,503       5,423,363       2,150,568     27,355,224
Less shares repurchased            (5,639,504)    (58,981,272)     (6,910,403)   (87,677,518)
                                   ----------    ------------      ----------   ------------
  Net decrease                     (3,099,799)   $(32,046,004)     (1,252,894)  $(16,608,337)
                                   ==========    ============      ==========   ============
CLASS B
Shares sold                           796,898    $  8,173,633       2,374,376   $ 29,821,612
Reinvestment of distributions         518,993       5,236,643       2,107,745     26,367,892
Less shares repurchased            (5,578,849)    (56,351,876)     (5,520,410)   (68,017,968)
                                   ----------    ------------      ----------   ------------
  Net decrease                     (4,262,958)   $(42,941,600)     (1,038,289)  $(11,828,464)
                                   ==========    ============      ==========   ============
CLASS C
Shares sold                           141,653    $  1,469,658         481,456   $  6,191,381
Reinvestment of distributions          32,587         328,807         128,209      1,605,174
Less shares repurchased              (506,868)     (5,103,324)       (675,543)    (8,702,255)
                                   ----------    ------------      ----------   ------------
  Net decrease                       (332,628)   $ (3,304,859)        (65,878)  $   (905,700)
                                   ==========    ============      ==========   ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/99
--------------------------------------------------------------------------------

                                               Six Months                                         11/2/95
                                                  Ended          Year Ended     Year Ended          to
                                               4/30/99(a)         10/31/98       10/31/97        10/31/96
CLASS A
Net asset value, beginning of period            $  10.68          $  15.31       $  12.66        $  10.00
                                                --------          --------       --------        --------
Increase (decrease) from investment
  operations:
 Net investment income (loss)                   $  (0.01)         $  (0.07)      $  (0.11)       $   0.05
 Net realized and unrealized gain (loss)
   on investments                                   0.31             (2.73)          3.67            2.63
                                                --------          --------       --------        --------
    Net increase (decrease) from
      investment operations                     $   0.30          $  (2.80)      $   3.56        $   2.68
Distributions to shareholders:
 Net investment income                                 -                 -              -           (0.02)
 Net realized gain                                 (0.41)            (1.83)         (0.91)              -
                                                --------          --------       --------        --------
Net increase (decrease) in net asset
  value                                         $  (0.11)         $  (4.63)      $   2.65        $   2.66
                                                --------          --------       --------        --------
Net asset value, end of period                  $  10.57          $  10.68       $  15.31        $  12.66
                                                ========          ========       ========        ========
Total return*                                       2.84%           (20.19)%        29.88%          26.87%
Ratio of net expenses to average net
  assets                                            1.68%**+         1.45%+         1.49%+          1.54%**+
Ratio of net investment income (loss) to
  average net assets                               (0.31)%**+        (0.54)%+       (0.76)%+         0.34%**+
Portfolio turnover rate                               17%**             45%            57%             43%**
Net assets, end of period (in thousands)        $128,108          $162,536       $252,177        $221,601
Ratios assuming no waiver of management
  fees and assumption of expenses by PIM
  and no reduction for fees paid indirectly:
 Net expenses                                       1.68%**           1.45%          1.49%           1.55%**
 Net investment income (loss)                      (0.31)%**         (0.54)%        (0.76)%          0.33%**
Ratios assuming waiver of management
  fees and assumption of expenses by PIM
  and reduction for fees paid indirectly:
 Net expenses                                       1.65%**           1.44%          1.48%           1.51%**
 Net investment income (loss)                      (0.28)%**        (0.53)%         (0.75)%          0.37%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Small Company Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/99
--------------------------------------------------------------------------------

                                                Six Months                                          11/2/95
                                                   Ended          Year Ended     Year Ended           to
                                                  4/30/99          10/31/98       10/31/97         10/31/96
CLASS B
Net asset value, beginning of period             $  10.44          $  15.10       $  12.59        $  10.00
                                                 --------          --------       --------        --------
Increase (decrease) from investment
  operations:
 Net investment loss                             $  (0.10)         $  (0.18)      $  (0.20)       $  (0.01)
 Net realized and unrealized gain (loss) on
   investments                                       0.36             (2.65)          3.62            2.62
                                                 --------          --------       --------        --------
    Net increase (decrease) from
      investment operations                      $   0.26          $  (2.83)      $   3.42        $   2.61
Distributions to shareholders:
 In excess of net investment income                     -                 -              -           (0.02)
 Net realized gain                                  (0.41)            (1.83)         (0.91)              -
                                                 --------          --------       --------        --------
Net increase (decrease) in net asset value       $  (0.15)         $  (4.66)      $   2.51        $   2.59
                                                 --------          --------       --------        --------
Net asset value, end of period                   $  10.29          $  10.44       $  15.10        $  12.59
                                                 ========          ========       ========        ========
Total return*                                        2.51%           (20.73)%        28.88%          26.09%
Ratio of net expenses to average net assets          2.38%**+         2.15%+          2.19%+          2.26%**+
Ratio of net investment loss to average net
  assets                                            (1.01)%**+        (1.24)%+       (1.46)%+        (0.42)%**+
Portfolio turnover rate                                17%**             45%            57%            43%**
Net assets, end of period (in thousands)         $127,718          $174,097       $267,489        $217,346
Ratios assuming no waiver of management
  fees and assumption of expenses by PIM
  and no reduction for fees paid indirectly:
 Net expenses                                        2.38%* *          2.15%          2.19%           2.27%**
 Net investment loss                                (1.01)%**         (1.24)%        (1.46)%         (0.43)%**
Ratios assuming waiver of management
  fees and assumption of expenses by PIM
  and reduction for fees paid indirectly:
 Net expenses                                        2.35%* *          2.14%          2.18%           2.23%**
 Net investment loss                                (0.98)%**         (1.23)%        (1.45)%         (0.39)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/99
--------------------------------------------------------------------------------

                                               Six Months                                          1/31/96
                                                  Ended          Year Ended     Year Ended           to
                                                 4/30/99          10/31/98       10/31/97         10/31/96
CLASS C
Net asset value, beginning of period             $ 10.44           $ 15.11        $ 12.59        $ 11.01
                                                 -------           -------        -------        -------
Increase (decrease) from investment
  operations:
 Net investment loss                             $ (0.12)          $ (0.18)       $ (0.21)       $ (0.03)
 Net realized and unrealized gain (loss) on
   investments                                      0.36             (2.66)          3.64           1.61
                                                 -------           -------        -------        -------
    Net increase (decrease) from
      investment operations                      $  0.24           $ (2.84)       $  3.43        $  1.58
Distributions to shareholders:
 Net realized gain                                 (0.41)            (1.83)         (0.91)             -
                                                 -------           -------        -------        -------
Net increase (decrease) in net asset value       $ (0.17)          $ (4.67)       $  2.52        $  1.58
                                                 -------           -------        -------        -------
Net asset value, end of period                   $ 10.27           $ 10.44        $ 15.11        $ 12.59
                                                 =======           =======        =======        =======
Total return*                                       2.32%           (20.79)%        28.96%         14.35%
Ratio of net expenses to average net assets         2.42%**+          2.16%+         2.17%+         2.25%**+
Ratio of net investment loss to average net
  assets                                           (1.05)%**+        (1.24)%+       (1.44)%+       (0.45)%**+
Portfolio turnover rate                               17%**             45%            57%            43%**
Net assets, end of period (in thousands)         $ 8,097           $11,697        $17,927        $16,811
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                       2.39%**           2.14%          2.16%          2.21%**
 Net investment loss                               (1.02)%**         (1.22)%        (1.43)%        (0.41)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Small Company Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $22,058 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1999.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)
--------------------------------------------------------------------------------

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneer Investment Management, Inc. (PIM) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1999, $189,818 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $135,234 in transfer agent fees payable to PSC at April 30, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of

Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $124,577 in distribution fees payable to PFD at April 30, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1999, CDSCs in the amount of $679,132 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1999, the Fund's expenses were reduced by $45,485 under such arrangements.

6. Line Of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1999, the Fund had no borrowings under this agreement.

Pioneer Small Company Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)
--------------------------------------------------------------------------------

7. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1999:

                                                                  Dividend
            Affiliates              Purchases        Sales         Income         Value
-----------------------------------------------------------------------------------------
  Anacomp, Inc.                         -         $3,709,730      $   -       $13,229,450
  Chic by H.I.S., Inc.                  -                -            -         1,587,375
  Salient 3 Communications Inc.         -          1,212,691          -         2,169,739
  Signal Technology Corp.               -                -            -         3,434,869
  Transmedia Network Inc.               -                -            -         4,212,625
  Uniroyal Technology Corp.             -          2,504,047          -         7,058,813
  The York Group, Inc.                  -            428,676       41,816       4,282,850
                                   -----------    ----------      -------     -----------
                                        -         $7,855,144      $41,816     $35,975,721
                                   ===========    ==========      =======     ===========
-----------------------------------------------------------------------------------------

Pioneer Small Company Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Small Company Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund (the Fund) as of April 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 4, 1999

Pioneer Small Company Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  John A. Boynton, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                      Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund                   Money Market Fund
Pioneer Indo-Asia Fund                Pioneer Cash Reserves Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo] Pioneer Investment Management, Inc.
               60 State Street
               Boston, Massachusetts 02109
               www.pioneerfunds.com

                 0699 - 6553
             (C) Pioneer Funds Distributor, Inc.
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